UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

May 4, 2010

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1250, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 4, 2010, NewStar Financial, Inc. (the “Company”) entered into an Amended and Restated Secured Loan and Servicing Agreement (the “Agreement”) to be effective May 21, 2010, by and among NewStar Short-Term Funding LLC as the borrower, the Company as the originator and servicer, MMP-7 Funding, LLC as the lender, NATIXIS Financial Products Inc. as the administrative agent, and U.S. Bank National Association as the trustee. The Agreement amends and restates in its entirety the Secured Loan and Servicing Agreement among the parties dated August 26, 2005, as amended.

The Agreement, among other things, amends the advance rate from 60% to 65% for newly originated loans and extends the termination date of the facility to May 20, 2011.

In connection with the Agreement, the Company entered into an Amended and Restated Guaranty Agreement in favor of NATIXIS Financial Products, Inc. (the “Guaranty”) dated May 4, 2010, to be effective May 21, 2010, pursuant to which the Company agreed to guarantee the obligations of NewStar Short-Term Funding LLC under the Agreement. The Guaranty amends and restates in its entirety a similar Guaranty Agreement among the parties dated August 26, 2005.

The foregoing descriptions of the Agreement and the Guaranty are qualified in their entirety by reference to, and should be read in conjunction with, the actual Agreement and Guaranty, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by this reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Amended and Restated Secured Loan and Servicing Agreement, dated as of May 4, 2010, by and among NewStar Short-Term Funding LLC, NewStar Financial, Inc., MMP-7 Funding, LLC, NATIXIS Financial Products Inc., and U.S. Bank National Association. Filed herewith.

10.2	Amended and Restated Guaranty Agreement, dated as of May 4, 2010, by NewStar Financial, Inc. in favor of NATIXIS Financial Products Inc. for the benefit of the secured parties under the Secured Loan and Servicing Agreement. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: May 6, 2010	By:	/s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer

Exhibit Index

Exhibit	Description
10.1	Amended and Restated Secured Loan and Servicing Agreement, dated as of May 4, 2010, by and among NewStar Short-Term Funding LLC, NewStar Financial, Inc., MMP-7 Funding, LLC, NATIXIS Financial Products Inc., and U.S. Bank National Association. Filed herewith.

10.2	Amended and Restated Guaranty Agreement, dated as of May 4, 2010, by NewStar Financial, Inc. in favor of NATIXIS Financial Products Inc. for the benefit of the secured parties under the Secured Loan and Servicing Agreement. Filed herewith.

4